Exhibit 99.1

Cemtrex Announces Important Dates for
Upcoming Subscription Rights Offering

FARMINGDALE, NY, December 12, 2016 – Cemtrex, Inc. (NasdaqCM: CETX) today announced that its board of directors has approved a non-transferable subscription rights offering. The offering will allow Cemtrex’s stockholders of record to purchase units, each consisting of one share of series 1 preferred stock, paying cumulative dividends at the rate of 10% of the purchase price per year, and two five-year series 1 warrants, upon the exercise of subscription rights at $10.00 per unit. Cemtrex is conducting the rights offering primarily to raise additional capital to supplement its operating cash flows to fund new product development, as well as its acquisition growth plan. Cemtrex has chosen to give stockholders of record the opportunity to purchase additional securities to maintain their current percentage ownership in the Company and provide capital at these price levels. Cemtrex intends to offer up to 1,500,000 units, giving stockholders the opportunity to subscribe to up to 1,500,000 shares of its series 1 preferred stock and warrants to purchase up to 3,000,000 shares of common stock, each of which is expected to trade in the over-the-counter market and be quoted on the OTCQB marketplace.

The rights offering will be made by a distribution of one non-transferable subscription right for every two shares of common stock owned on the record date, plus one additional right for any balance of less than two shares held. The distribution of the subscription rights settles T+3, so in order to be considered a stockholder of record, holders must own the common stock in their brokerage account as of 4:00 p.m., Eastern time, on Tuesday, December 20, 2016, which is three trading days before the record date of Friday, December 23, 2016.

The proposed rights offering will include an over-subscription privilege, which will entitle each rights holder that exercises its basic subscription privilege in full the right to purchase additional units that remain unsubscribed at the expiration of the rights offering, if any. Both the basic and over-subscription privileges are subject to proration. The basic and over-subscription privileges may be exercised during the subscription period from Wednesday, December 28, 2016, through 5:00 p.m., Eastern time, on Friday, January 20, 2017, subject to proration. Cemtrex may extend the offering up to an additional 30 days, in which case the offering would continue on a subscriptions first-in, first-served basis, with the potential for pro rata allocation of shares among participants subscribing on the day, if any, on which the offering becomes over-subscribed. If the rights offering is not fully subscribed following expiration of the rights offering, Source Capital Group, Inc., the dealer-manager for the rights offering, has agreed to use its commercially reasonable efforts to place any unsubscribed units at the subscription price for an additional period of up to 45 days.

Cemtrex recommends that current stockholders consider notifying their broker or financial advisor about the upcoming rights offering to ensure they will maximize their ability to participate in the rights offering.

The expected calendar is:

Tuesday, December 20, 2016	Ownership Day; must own CETX common stock by 4:00 p.m., Eastern time, to become a stockholder of record on the Record Date

Wednesday, December 21, 2016	Shares trade Ex-Right

Friday, December 23, 2016	Record Date

Wednesday, December 28, 2016	Subscription Period begins

Friday, January 20, 2017	Subscription Period expires at 5:00 p.m., Eastern time

Cemtrex expects to enter into a dealer-manager agreement with Source Capital Group, Inc. to act as dealer-manager for the rights offering.

The rights offering will be made pursuant to Cemtrex’s effective registration statement on Form S-1 (Reg. No. 333-213369) on file with the U.S. Securities and Exchange Commission (the “SEC”). The information herein is not complete and is subject to change. This press release is not an offer to sell these securities and is not soliciting an offer to buy these securities. The offering can be made only by a final prospectus. Investors should consider investment objectives, risks, charges, and expenses carefully before investing. The prospectus included in the registration statement contains this and additional information about Cemtrex and the rights offering, and rights holders should carefully read the prospectus before exercising their rights and investing. The prospectus may be found by clicking on the following link:

https://www.sec.gov/Archives/edgar/data/1435064/000149315216015696/forms-1a.htm

Requests for copies of the prospectus and questions from stockholders relating to the rights offering may be directed to the information agent for the rights offering, as follows:

Information Agent

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Tel.: (212) 297-0720 or (877) 259-6290 (toll-free)
cemtrex@okapipartners.com

Source Capital Group invites any broker-dealers interested in participating in the rights offering to contact Source’s syndicate department at CETX@sourcegrp.com.

About Cemtrex

Cemtrex, Inc. is a global, diversified industrial and manufacturing company that provides a wide array of solutions to meet today’s technology challenges and is rapidly growing through acquisitions. Cemtrex provides manufacturing services of advanced custom-engineered electronics, industrial contracting services, monitoring instruments for industrial processes and environmental compliance, and equipment for controlling particulates, hazardous pollutants, and Greenhouse gases used in carbon trading globally. For more information, please visit www.cemtrex.com.

About Source Capital Group

Source Capital Group, Inc. was founded in 1992 as a boutique investment banking firm specializing in small to medium-sized transactions, and continues to focus its investment banking activities in those segments of the market. Source Capital has grown to include businesses in general securities, emerging market securities, distressed and high-yield debt securities, investment management, mortgages, and business lending. Source Capital’s mission is to provide excellent service and independent, unbiased, and tailor-made advice. Source Capital is registered as a broker-dealer with the SEC and in 50 states, the District of Columbia, and Puerto Rico, and is a member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact. These forward-looking statements are inherently difficult to predict. Actual results, including all matters relating to the rights offering and all matters relating to our future financial results, could differ materially for a variety of reasons. Information about factors that could potentially affect our financial results is included in our registration statement, which is referred to above. These and our other subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in our projections, estimates, and other forward-looking statements.

Cemtrex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that Cemtrex has filed or files in the future with the SEC for more complete information about Cemtrex and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Cemtrex will arrange to send you the prospectus if you request it by calling the Information Agent at (212) 297-0720 or (877) 259-6290.

Investor Contacts

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Tel.: (212) 297-0720 or (877) 259-6290 (toll-free)
cemtrex@okapipartners.com

Investor Relations

Cemtrex, Inc.

Tel.: (631) 756-9116

investors@cemtrex.com

Andrew Haag

Managing Partner

IRTH Communications

CETX@irthcommunications.com

Tel.: (866) 976-4784